Dreyfus

Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Appreciation Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trend established over the past several years. In addition, small-capitalization stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Appreciation Fund, Inc.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2000, the fund produced a total return of 3.61%.(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, produced a total return of -0.43%.(2)

We attribute the fund' s relatively good performance to a dramatic shift in market sentiment away from a more speculative outlook and toward companies with stronger fundamentals, such as consistent earnings growth and strong franchises. Because these are the types of companies in which the fund invests, the fund benefited from this return to more traditional investing.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive in more favorable environments. We focus on purchasing growth stocks at a price we consider to be justified by a company' s fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the fund in a manner particularly well suited to long-term investors. Our investment approach is based on targeting long-term growth rather than short-term profit. Generally, we buy and sell relatively few stocks during the course of the year, helping to minimize investors' tax liabilities and reduce trading costs. During the six-month reporting period, the fund maintained a turnover rate that was well within our goal of limiting annual turnover to below 15% during normal market conditions.

                                                             The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund's performance was primarily influenced by a dramatic shift in market sentiment that began toward the end of the first quarter of 2000. Before this change, the stock market had been dominated by a relative handful of technology stocks that had appreciated to very high prices relative to their earnings. In fact, some of these companies had no earnings, and achieved high stock prices based on speculation regarding their future prospects.

In mid-March, the speculative technology bubble began to burst. Investors became concerned that the Federal Reserve Board's efforts to slow economic growth and relieve a buildup of inflationary pressures might cause demand for new technology to slacken. Faced with these concerns, a major measure of technology stock performance, the Nasdaq Composite Index, fell substantially between mid-March and the end of April, including a notable single-day drop on April 14.

Subsequently, stock market investors appeared to become much more selective, rewarding stocks with strong business fundamentals and positive earnings reports, while avoiding those without such attributes. Accordingly, recoveries ensued in previously neglected industry groups such as pharmaceutical companies and multinational consumer products companies, both areas on which the fund focused. While the fund had less exposure to technology companies than the S&P 500 Index, our technology holdings fared relatively well during the shift in sentiment, largely because holdings such as Intel and Cisco Systems enjoyed strong business fundamentals.

A number of company-specific issues also affected the fund's performance. Pfizer, a major drug manufacturer which the fund held during the reporting period, was rewarded for its merger with Warner-Lambert. Consumer non-durables company PepsiCo received strong results from its Frito Lay unit. And financial powerhouse Citigroup' s stock rose as benefits of the merger between Travelers Group and Citicorp improved bottom-line performance.

4

What is the fund's current strategy?

Much of the fund's strategy is based on our sector-selection process, which is designed to identify industries likely to enjoy long-term growth. Currently, for example, developments in biotechnology and demographic shifts toward an aging population have created long-term trends favorable to the health care industry. Trends toward a growing middle class in emerging market countries have created opportunities for global financial services firms and consumer products companies. These conditions have currently led us to maintain the fund's emphasis on the health care, consumer staples and financial services industries, and to de-emphasize commodities and basic industries. Our investment discipline has also led us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and growth rates.

As of June 30, 2000, the long-term economic trends that have led us to emphasize health care, financial services and consumer staples appear to remain in place. Accordingly, we have seen little reason to alter our current sector-allocation strategy.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund  5

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--99.1%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPAREL--.8%

Christian Dior                                                                                  150,000               33,979,125

AUTO RELATED--.1%

Visteon                                                                                         278,220  (a)           3,373,420

AUTOMOTIVE--2.2%

Ford Motor                                                                                    2,124,905               91,370,915

BANKING--3.2%

Chase Manhattan                                                                               1,800,000               82,912,500

SunTrust Banks                                                                                1,100,000               50,256,250

                                                                                                                     133,168,750

CAPITAL GOODS--8.3%

Emerson Electric                                                                                950,000               57,356,250

General Electric                                                                              3,900,000              206,700,000

Honeywell International                                                                       1,475,000               49,689,062

Rockwell International                                                                          925,000               29,137,500

                                                                                                                     342,882,812

COMMUNICATIONS SERVICES--5.7%

Bell Atlantic                                                                                 1,000,000               50,812,500

BellSouth                                                                                     2,175,000               92,709,375

SBC Communications                                                                            2,175,192               94,077,054

                                                                                                                     237,598,929

COMPUTERS--9.2%

Cisco Systems                                                                                 2,215,000  (a)         140,790,937

Hewlett-Packard                                                                                 850,000              106,143,750

International Business Machines                                                                 250,000               27,390,625

Microsoft                                                                                     1,350,000  (a)         108,000,000

                                                                                                                     382,325,312

ELECTRONICS--9.5%

Agilent Technologies                                                                            324,190  (a)          23,909,013

Conexant Systems                                                                                300,000  (a)          14,587,500

Intel                                                                                         2,650,000              354,271,875

                                                                                                                     392,768,388

ENERGY--6.2%

BP Amoco, ADS                                                                                 1,640,000               92,762,500

Chevron                                                                                         400,000               33,925,000

Exxon Mobil                                                                                   1,646,299              129,234,472


                                                                                                                    255,921,972

6
COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE-MISC.--8.2%

American Express                                                                                900,000               46,912,500

Associates First Capital, Cl. A                                                                 851,788               19,005,520

Citigroup                                                                                     2,025,250              122,021,312

Federal National Mortgage Association                                                         1,900,000               99,156,250

Merrill Lynch                                                                                   465,000               53,475,000

                                                                                                                     340,570,582

FOOD & DRUGS--2.5%

Walgreen                                                                                      3,200,000              103,000,000

FOOD, BEVERAGE & TOBACCO--7.9%

Coca-Cola                                                                                     2,400,000              137,850,000

Nestle, ADR                                                                                     200,000               20,000,000

PepsiCo                                                                                       2,050,000               91,096,875

Philip Morris Cos.                                                                            3,000,000               79,687,500

                                                                                                                     328,634,375

HEALTH CARE--19.1%

Abbott Laboratories                                                                           1,500,000               66,843,750

Bristol-Myers Squibb                                                                          1,350,000               78,637,500

Johnson & Johnson                                                                             1,600,000              163,000,000

Merck & Co.                                                                                   1,945,000              149,035,625

Pfizer                                                                                        6,200,000              297,600,000

Roche Holdings, ADR                                                                             300,000               29,212,500

Schering-Plough                                                                                 150,000                7,575,000

                                                                                                                     791,904,375

HOUSEHOLD PRODUCTS-MISC.--5.4%

Colgate-Palmolive                                                                             1,250,000               74,843,750

Estee Lauder, Cl. A                                                                             500,000               24,718,750

Gillette                                                                                      1,900,000               66,381,250

Procter & Gamble                                                                              1,000,000               57,250,000

                                                                                                                     223,193,750

INSURANCE--4.0%

American General                                                                                266,000               16,226,000

Berkshire Hathaway, Cl. A                                                                         1,000  (a)          53,800,000

Marsh & McLennan Cos.                                                                           910,000               95,038,125

                                                                                                                     165,064,125

MEDIA/ENTERTAINMENT--2.2%

Fox Entertainment Group, Cl. A                                                                1,257,700  (a)          38,202,638

                                                                                                     The Fund  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT (CONTINUED)

McDonald's                                                                                    1,550,000               51,053,125

                                                                                                                      89,255,763

PUBLISHING--1.6%

McGraw-Hill Cos.                                                                              1,075,000               58,050,000

News Corp, ADR                                                                                  120,000                6,540,000

                                                                                                                      64,590,000

RETAIL--2.0%

Wal-Mart Stores                                                                               1,450,000               83,556,250

TRANSPORTATION--1.0%

Norfolk Southern                                                                              1,675,000               24,915,625

United Parcel Service, Cl. B                                                                    300,000               17,700,000

                                                                                                                      42,615,625

TOTAL COMMON STOCKS
   (cost $2,558,575,094)                                                                                           4,105,774,468
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.9%
--------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADS, Cum. $.4428
   (cost $15,964,941)                                                                           800,000               38,000,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  5.68%, 10/5/2000

   (cost $1,405,379)                                                                          1,427,000                1,405,723
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,575,945,414)                                                           100.0%           4,145,180,191

LIABILITIES, LESS CASH AND RECEIVABLES                                                               .0%                (202,319)

NET ASSETS                                                                                        100.0%           4,144,977,872

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


8

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         2,575,945,414  4,145,180,19

Cash                                                                  6,073,396

Receivable for investment securities sold                             4,449,731

Receivable for shares of Common Stock subscribed                      3,563,065

Dividends receivable                                                  3,047,486

Prepaid expenses                                                         79,539

                                                                  4,162,393,408
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,089,707

Due to Fayez Sarofim & Co.                                              921,139

Payable for shares of Common Stock redeemed                          13,782,911

Interest payable--Note 2                                                  4,320

Accrued expenses                                                        617,459

                                                                     17,415,536
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     4,144,977,872
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,314,981,605

Accumulated undistributed investment income--net                     11,644,975

Accumulated net realized gain (loss) on investments                 249,115,823

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                1,569,235,469
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     4,144,977,872
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      88,297,794

NET ASSET VALUE, offering and redemption price per share ($)              46.94

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund  9

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $268,333 foreign taxes withheld at source)   30,320,565

Interest                                                               274,132

TOTAL INCOME                                                        30,594,697

EXPENSES:

Investment advisory fee--Note 3(a)                                   5,870,701

Sub-Investment advisory fee--Note 3(a)                               5,699,143

Shareholder servicing costs--Note 3(b)                               6,741,202

Interest expense--Note 2                                               176,714

Prospectus and shareholders' reports                                   126,067

Custodian fees--Note 3(b)                                               95,533

Registration fees                                                       34,268

Professional fees                                                       32,669

Directors' fees and expenses--Note 3(c)                                 23,234

Loan commitment fees--Note 2                                            16,867

Miscellaneous                                                           75,525

TOTAL EXPENSES                                                      18,891,923

INVESTMENT INCOME--NET                                              11,702,774
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            249,204,514

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                               (135,633,874)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             113,570,640

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               125,273,414

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000  Year Ended
                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,702,774         24,346,294

Net realized gain (loss) on investments       249,204,514         69,316,684

Net unrealized appreciation (depreciation)
   on investments                            (135,633,874)       347,343,155

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  125,273,414        441,006,133
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (543,500)       (23,860,593)

Net realized gain on investments              (38,045,066)       (31,629,698)

TOTAL DIVIDENDS                               (38,588,566)       (55,490,291)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold               1,053,584,324      2,920,671,160

Dividends reinvested                           35,326,764         49,185,985

Cost of shares redeemed                    (1,772,699,140)    (2,775,307,800)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (683,788,052)       194,549,345

TOTAL INCREASE (DECREASE) IN NET ASSETS      (597,103,204)       580,065,187
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         4,742,081,076      4,162,015,889

END OF PERIOD                               4,144,977,872      4,742,081,076

Undistributed investment income--net           11,644,975            485,701
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    23,365,030         66,761,307

Shares issued for dividends reinvested            779,325          1,068,187

Shares redeemed                               (39,540,218)       (63,059,964)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (15,395,863)         4,769,530

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                            Six Months Ended
                                             June 30, 2000                        Year Ended December 31,
                                                                ---------------------------------------------------------
                                              (Unaudited)       1999         1998         1997        1996        1995
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           45.73          42.07        32.38        25.58       20.55       15.17

Investment Operations:

Investment income--net                             .12(a)         .23(a)       .23          .25         .25         .33

Net realized and unrealized
   gain (loss) on investments                     1.52           3.97         9.76         6.87        5.03        5.42

Total from Investment Operations                  1.64           4.20         9.99         7.12        5.28        5.75

Distributions:

Dividends from investment
   income--net                                    (.01)          (.23)        (.23)        (.26)       (.25)       (.34)

Dividends from net
   realized gain on investments                   (.42)          (.31)        (.07)        (.06)         --        (.03)

Total Distributions                               (.43)          (.54)        (.30)        (.32)       (.25)       (.37)

Net asset value, end of period                   46.94          45.73        42.07        32.38       25.58       20.55
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  3.61(b)        9.97        30.85        27.85       25.68       37.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                        .44(b)            .88          .89          .87         .91         .92

Ratio of interest expense
   and loan commitment
   fee to average net assets                    .01(b)            .01           --           --          --          --

Ratio of net investment
   income to average net assets                 .28(b)            .51          .75          .99        1.34        2.28

Portfolio Turnover Rate                         .70(b)          11.77         1.40         1.23        4.84        4.51
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               4,144,978          4,742,081     4,162,016    1,977,638   845,497     457,267

A BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund  13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

14

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2000 was approximately $5,234,500, with a related average annualized interest rate of 6.79%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund's net assets at the following annual rates:

    Average Net Assets                            Dreyfus          Sarofim
    ----------------------------------------------------------------------------

       0 up to $25 million. . . . . . . . . . .  .44 of 1%          .11 of 1%

       $25 million up to $75 million. . . . . .  .37 of 1%          .18 of 1%

       $75 million up to $200 million . . . . .  .33 of 1%          .22 of 1%

       $200 million up to $300 million. . . . .  .29 of 1%          .26 of 1%

       In excess of $300 million. . . . . . .   .275 of 1%          .275 of 1%


(b) Under the Shareholder Services Plan, the fund pays the distributor for the provision of certain services at the annual rate of . 25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance


                                                                    The Fund  15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2000, the fund was charged $5,259,020 pursuant to the Shareholder Services Plan, of which $3,434,834 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $490,776 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was charged $95,533 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

16

(d) During the period ended June 30, 2000, the fund incurred total brokerage commissions of $336,327, of which $37,300 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding, short-term securities, during the period ended June 30, 2000, amounted to $29,603,476 and $724,428,328, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $1,569,234,777, consisting of $1,657,738,221 gross unrealized appreciation and $88,503,444 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund  17

                                                           For More Information

                        Dreyfus Appreciation Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166
To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   141SA006